EXHIBIT 10.56.2

                            CHANGE IN TERMS AGREEMENT


     THIS CHANGE IN TERMS AGREEMENT (this "CIT ") is made by and between Heritage Bank of Commerce, a California banking corporation ("Bank"), with its headquarters address at 150 Almaden Boulevard, San Jose, California 95113 and Mission West Properties, Inc., a Maryland corporation ("Borrower"), with its principal address at 10050 Bandley Drive, Cupertino, California 95014. This CIT is executed on June 5, 2009 and is made effective upon the satisfaction of all of the conditions precedent set forth herein (the "Effective Date") at San Jose, California.

                                    RECITALS

     A. As of March 4, 2008, Bank and Borrower entered into certain agreements (the "March 2008 Loan Documents") including but not limited to a Revolving Credit Loan Agreement (the "Loan Agreement"), pursuant to which Bank agreed, subject to the terms and conditions set forth therein, to lend up to the sum of Ten Million Dollars ($10,000,000.00) to Borrower, and pursuant to which Borrower agreed to repay the loan on or before June 15, 2009.

     B. Thereafter, pursuant to a Change in Terms Agreement dated April 17, 2008 (the "April 2008 CIT"), Bank and Borrower made certain changes to the March 2008 Loan Documents, including but not limited to revising the Loan Agreement to provide for a Commitment Amount (as defined in the April 2008 CIT), to Seventeen Million Five Hundred and 00/100 Dollars ($17,500,000.00).

     C. The Termination Date (as defined in the March 2008 Loan Documents), is June 15, 2009. Borrower has requested, and Bank has agreed, subject to the terms and conditions of this CIT, to extend the Termination Date to September 15, 2009.

                                    AGREEMENT

     In consideration of the covenants, terms and conditions set forth herein, and in consideration and for other good and valuable consideration, the parties hereto agree as set forth below.

     1. INCORPORATION BY REFERENCE. The Recitals set forth above are true and correct and are incorporated herein by reference in this CIT, together with the March 2008 Loan Documents, the April 2008 CIT and any other documents executed by and between Bank and Borrower in connection with or after the March 2008 Loan Documents (sometimes, collectively, the "Loan Documents"). All capitalized terms not defined herein shall have the meaning given in the Loan Documents.

     2.  AMENDMENT  OF  DEFINITION  OF  TERMINATION   DATE.  The  definition  of
"Termination  Date" in the Loan  Agreement is hereby  replaced by the following:
"`Termination Date' shall mean September 15, 2009."

     3.  CONDITIONS  PRECEDENT.   The  effectiveness  of  this  CIT  and  Bank's
obligations hereunder are conditioned upon the satisfaction of each and all of the following conditions on or before June 5, 2009:

          (a) Borrower shall have executed and delivered this CIT to Bank; and

          (b) Borrower shall have paid the loan extension fee of Four Thousand Three Hundred Seventy-five and 00/100 Dollars ($4,375.00) to Bank.

     4. LEGAL EFFECT. Except as specifically provided herein, all of the terms and conditions of the Loan Documents remain in full force and effect.

     5. INTEGRATION. This CIT is an integrated agreement. Except as specifically set froth herein, and except for the Loan Documents as modified hereby, it supersedes all prior representations and agreements, if any, between the parties to this CIT. This CIT and the Loan Documents as modified hereby contain the entire and only understanding of the parties with respect to the subject matter hereof and thereof, and may not be altered, amended or extinguished, except by a writing signed by all parties.

IN WITNESS WHEREOF, the parties hereto have executed and entered into this CIT effective as of the Effective Date first written above.

                                    Heritage Bank of Commerce
                                    a California corporation

                                    By:   /s/ Roxanne Vane
                                       ----------------------------------------

                                    Title:   Senior Vice President
                                          -------------------------------------


                                    Mission West Properties, Inc.
                                    a Maryland corporation


                                    By: /s/ Raymond V. Marino
                                       ----------------------------------------

                                    Title:   President & COO
                                          -------------------------------------